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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 28, 2004

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-3433 (Commission file number)	38-1285128 (I.R.S. Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: 989-636-1000
Not applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Item 8.01 Other Events.

  The Dow Chemical Company issued a press release on October 28, 2004, announcing results for the third quarter of 2004.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

    99.1 Press release issued by The Dow Chemical Company on October 28, 2004, announcing results for the third quarter of 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date: October 28, 2004

/s/ FRANK H. BROD Frank H. Brod Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by The Dow Chemical Company on October 28, 2004, announcing results for the third quarter of 2004.

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SIGNATURE
EXHIBIT INDEX